Other Receivables and Other Current Assets	6 Months Ended
Apr. 30, 2026
Other Receivables and Other Current Assets [Abstract]
OTHER RECEIVABLES AND OTHER CURRENT ASSETS

NOTE 4 – OTHER RECEIVABLES AND OTHER CURRENT ASSETS

Other receivables and other current assets comprised of the following:

	April 30,	October 31,
	2026	2025
Other receivables	$40,810	$15,725
Prepaid expense	51,997,129	51,182,088
Prepaid taxes	33,972	13,191
Less allowance for impairment of prepaid expense	(51,997,129)	(51,160,302)
Total	$74,782	$50,702

On December 16, 2023, Shenzhen Jiuzi entered into an agreement with a third party, Beijing YanErYouXin Technology Co., Ltd.(“YanErYouXin”). Shenzhen Jiuzi provided a prepayment in full to YanErYouXin in the amount of RMB88.75 million (approximately $12.47 million). Under the agreement, Shenzhen Jiuzi commissioned YanErYouXin to procure 220V outdoor portable and rechargeable batteries bearing the Group’s brand logo. This amount was recorded as prepaid expense. The prepayment was recorded as prepaid expense. Prepaid expenses represent contractual rights to receive goods and do not meet the definition of financial assets under ASC 326; therefore, they are not subject to the Current Expected Credit Loss model.

The Group evaluates the recoverability of prepaid expenses and recognizes impairment losses when it becomes probable that the supplier will not perform and the prepayment will not be recoverable.

As of April 30, 2026, the net carrying amount of the prepaid expense was nil.